UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 16, 2014 (April 13, 2014)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2014, the Board of Directors (the "Board") of Caesars Entertainment Corporation (the "Company") adopted the Caesars Acquisition Company Equity-Based Compensation Plan (the "CAC Plan"), which provides the Company's (and its subsidiaries’ and affiliates’) officers, employees, consultants, advisors, contractors and other service providers, including the Company’s named executive officers, the opportunity to receive equity- based compensation, settled in the form of shares of Class A common stock, par value $0.001 per share, of our joint venture partner, Caesars Acquisition Company (“CAC Common Stock”). Awards under the CAC Plan will be dollar-denominated, but settled in shares of CAC Common Stock. The CAC Plan authorizes the grant of awards representing the right to receive a number of shares of CAC Common Stock with a maximum aggregate value of $25,000,000. Each grant vests in three equal installments, on October 21 of each of 2014, 2015 and 2016, generally subject to a participant's continued employment or service. The Human Resources Committee of the Board will administer the CAC Plan.
When it approved the CAC Plan, the Board also adopted a form award agreement for awards that may be granted under the CAC Plan, though no such awards have yet been granted. At the same time, the Board consented, as required under the Amended and Restated Limited Liability Company Agreement of Caesars Growth Partners, LLC, a Delaware limited liability company (“GCP”) and joint venture between the Company and Caesars Acquisition Company (filed with the SEC as an Exhibit to Caesars Acquisition Company’s Registration Statement on Form S-1/A on October 11, 2013) (the “Growth Partners LLC Agreement”), to the issuance by Caesars Acquisition Company of a number of shares of CAC Common Stock having an aggregate value of $25,000,000. Under the terms of the Growth Partners LLC Agreement, the issuance of the CAC Common Stock under the CAC Plan will cause an immaterial dilution of CEC’s interest in GCP.
The foregoing summary of the CAC Plan and Form Award Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and Form of Award Agreement, which are attached hereto as Exhibits 10.1 and 10.2, which are incorporated by reference herein.

Item 8.01 Other Events.

On April 13, 2014, the Board consented to the issuance by Caesars Acquisition Company of 3,000,000 shares of CAC Common Stock pursuant to Caesars Acquisition Company’s 2014 Performance Incentive Plan (the “PIP”), as adopted by the Board of Directors of Caesars Acquisition Company on April 9, 2014, subject to approval by its stockholders. The PIP authorizes Caesars Acquisition Company to grant officers, employees, directors, individual consultants and advisors of Caesars Acquisition Company and its subsidiaries equity-based compensation awards settled in or valued by reference to shares of CAC Common Stock. The PIP does not provide for equity-based compensation awards to employees of the Company or its subsidiaries. CAC was required to seek the Board’s consent under the terms of the Growth Partners LLC Agreement, because the issuance of the CAC Common Stock under the PIP will cause dilution of CEC’s interest in GCP (which dilution will be immaterial).
The foregoing summary of the PIP does not purport to be complete and is qualified in its entirety by reference to the full text of the PIP, a copy of which is filed as an exhibit to the 8-K Report filed by CAC on April 15, 2014 and incorporated herein by reference.

Item 9.01 Exhibits.

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.___	Description
10.1	Caesars Acquisition Company Equity-Based Compensation Plan
10.2	Form Equity Compensation Grant Agreement under the Caesars Acquisition Company Equity-Based Compensation Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: April 16, 2014	By:	/s/ ERIC HESSION__
Eric Hession
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.___	Description
10.1	Caesars Acquisition Company Equity-Based Compensation Plan
10.2	Form Equity Compensation Grant Agreement under the Caesars Acquisition Company Equity-Based Compensation Plan